Exhibit 10.1

EXECUTION COPY

THIRD Amendment to

SENIOR SUBORDINATED CONVERTIBLE

LOAN AND SECURITY AGREEMENT AND JOINDER

This Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder (this “Third Amendment”), dated as of January 28, 2021 (the “Third Amendment Effective Date”), is among Blonder Tongue Laboratories, Inc., a Delaware corporation (the “Company”), the several Persons party to this Amendment as Lenders, and Robert J. Pallé, in his capacity as Agent for the Lenders (“Agent”).

BACKGROUND

A. The Company, the Persons from time to time party thereto as Lenders, and Agent are party to that certain Senior Subordinated Convertible Loan and Security Agreement, dated as of April 8, 2020, as amended by (i) that certain First Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder, dated as of April 24, 2020, and (ii) that certain Second Amendment to Senior Subordinated Convertible Loan and Security Agreement, dated as of January 8, 2021 (the “Existing Loan Agreement” and as the same may be amended hereby and as further amended, supplemented and/or otherwise modified from time to time, the “Loan Agreement”).

B. The Company has advised Agent and the Lenders that the Company desires, on and subject to the terms and conditions set forth herein, to (i) obtain an additional Term Loan pursuant to the Tranche C Term Loan more fully described herein, (ii) join several new Lenders to the Loan Agreement as Tranche C Lenders, and (iii) amend certain provisions of the Existing Loan Agreement. Agent and the Lenders are willing to agree to such requests of the Company, but only on and subject to the terms and conditions set forth herein.

Agreement

Now, therefore, in consideration of the premises set forth in the BACKGROUND and the mutual covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby specifically acknowledged), the parties hereto hereby agree as follows:

1. Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each capitalized term used herein (including in the BACKGROUND hereof) that is defined in the Existing Loan Agreement shall have the meaning assigned to such term in the Existing Loan Agreement.

(b) Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference contained in the Existing Loan Agreement, and each reference to “the Loan Agreement” and each other similar reference in the other Loan Documents, shall from and after the date hereof, refer to the Existing Loan Agreement, as amended hereby. This Third Amendment is a Loan Document.

(c) The premises set forth in the BACKGROUND to this Third Amendment, including the terms defined therein, are hereby made a part of this Third Amendment and the agreements contained herein as if fully set forth herein.

2. Acknowledgment, Ratification and Consent.

(a) The Company hereby acknowledges that it has reviewed the terms and provisions of the Existing Loan Agreement and this Third Amendment and consents to the amendment of the Existing Loan Agreement effected pursuant to this Third Amendment. The Company hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Agreement and the other Loan Documents the payment and performance of all “Lender Indebtedness” under each of the Loan Documents to which it is a party (in each case as such term is defined in the applicable Loan Document).

(b) The Company acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.

3. Amendments of the Existing Loan Agreement. Upon the effectiveness of this Third Amendment in accordance with the provisions hereof and notwithstanding anything to the contrary contained in the Existing Loan Agreement or the other Loan Documents:

(a) Amendment of Section 1.1 of the Existing Loan Agreement. Section 1.1 of the Existing Loan Agreement is hereby amended as of the Third Amendment Effective Date to amend and restate the following defined terms contained therein to read in full as follows:

“Commitments” means, at any time, the sum of, the Aggregate Tranche A Commitments, the Aggregate Tranche B Commitments and the Aggregate Tranche C Commitments; the sum of all of which shall not exceed $1,600,000 without the prior written consent of the Required Lenders.

“Damages” shall be as defined in Section 4.6(j).

“Conversion Price” means (i) with respect to the Tranche A Term Loan, the volume weighted average price of the Common Stock on the NYSE American Exchange, during the five trading days preceding the date of this Agreement (“Tranche A Conversion Price”), subject to adjustment as contemplated by Section 4.4(e); (ii) with respect to the Tranche B Term Loan, Fifty-Five Cents ($0.55) per share of Common Stock (the “Tranche B Conversion Price”), subject to adjustment as contemplated by Section 4.4(e); and (iii) with respect to the Tranche C Term Loan, One Dollar ($1.00) per share of Common Stock (the “Tranche C Conversion Price”), subject to adjustment as contemplated by Section 4.4(e). Promptly following the date on which the Conversion Price in respect of the Tranche A Term Loan, the Tranche B Term Loan and/or the Tranche C Term Loan is capable of being determined (other than in the case of the Tranche C Conversion Price, as contemplated by the Third Amendment, which Tranche C Conversion Price has been determined as of the Third Amendment Effective Date), the Company and the Agent shall countersign and append to this Agreement, a Confirmation of such Conversion Price, in the form attached hereto as Exhibit A, with a copy thereof provided to each Tranche A Lender, Tranche B Lender and/or Tranche C Lender, as the case may be.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indemnifying Lender” shall be as defined in Section 4.6(j).

“Registrable Securities” means, as of any date of determination, (i) all of the Common Stock issuable upon conversion of the Term Loans, and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in connection with any anti-dilutions provisions in this Agreement in replacement of, the shares referenced in clause (i) above; provided, however, that any such Registrable Securities shall only continue to be Registrable Securities during the Effectiveness Period.

“Selling Expenses” shall be as defined in Section 4.6(h).

“Tranche C Commitment” means the commitment of a Lender to make a Tranche C Term Loan to the Company pursuant to Section 2.1(a)(iii) in an aggregate principal amount equal to such Lender’s Tranche C Term Loan, as set forth on Schedule 1.1 hereto, as the same may be amended form time to time; provided, that, following the making by such Lender of a Tranche C Term Loan in accordance with the provisions hereof, the Tranche C Commitment of such Lender shall be reduced, on a dollar for dollar basis, by the amount of any Tranche C Term Loan made by such Lender. Following the funding by each Tranche C Lender of its Tranche C Commitment in accordance with the provisions of this Agreement, the Tranche C Commitment of such Tranche C Lender shall be zero.

“Undrawn Tranche C Availability” means, as of any date of measurement, an amount equal to (i) the aggregate Tranche C Commitment, minus (ii) the aggregate principal amount of all Tranche C Loans which have been made as of such date. As of the Effective Date, the Undrawn Tranche C Availability was $0.00 and as of the Third Amendment Effective Date, the Undrawn Tranche C Availability is equal to the Aggregate Tranche C Commitments, as set forth in Schedule 1.1, as amended and restated pursuant to the Third Amendment.

(b) Amendment of Section 1.1 of the Existing Loan Agreement. Section 1.1 of the Existing Loan Agreement is hereby amended as of the Third Amendment Effective Date to insert the following new defined terms in a manner that maintains alphabetical order, to read in full as follows:

“Commission” means the United States Securities and Exchange Commission.

“Effectiveness Period” shall be as defined in Section 4.6(b).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registration Statement” means any registration statement(s) required to be filed hereunder pursuant to Section 4.6, including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of December 14, 2020, between the Company and each “Purchaser” (as defined therein) party thereto, with respect to, among other things, the purchase of $1,000,000 of the Company’s Common Stock.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the NYSE American (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Third Amendment and the Securities Purchase Agreement (and the other agreements, documents and instruments contemplated thereby and collateral thereto).

“Third Amendment” means that certain Third Amendment to Senior Subordinated Convertible Loan and Security Agreement, dated as of January 28, 2021, by and among the Company, the Lenders and Agent.

“Third Amendment Effective Date” shall have the meaning ascribed thereto in the Third Amendment.

(c) Amendment of Section 2.1(a) of the Existing Loan Agreement. Section 2.1(a) of the Existing Loan Agreement is hereby amended and restated in its entirety, as of the Third Amendment Effective Date, to read in full as follows:

(a) Agent and the Lenders will establish for the Company, during the Contract Period and subject to the terms and conditions hereof, a convertible, delayed draw term loan facility consisting of (i) a delayed draw term loan in the principal amount of $800,000 (“Tranche A Term Loan”), as to which Tranche A Term Loan, an Advance of $600,000 is being funded on the Effective Date hereof by certain of the Lenders and an Advance of $200,000 is being funded subsequent to the Effective Date, (ii) a delayed draw term loan in the principal amount of the Aggregate Tranche B Commitments (“Tranche B Term Loan”), which Tranche B Term Loan shall be made in accordance with Section 2.1(b), and (iii) a delayed draw term loan in the principal amount of the Aggregate Tranche C Commitments (“Tranche C Term Loan”), which Tranche C Term Loan shall be made in accordance with Section 2.1(c) and as to which an Advance Request for the full amount of the Tranche C Commitments shall be deemed made by the Company contemporaneously with the Third Amendment Effective Date. Each Advance by a Lender constitutes Lender Indebtedness hereunder. The Term Loan is not a revolving loan, so that if the Company repays all or any portion of the Term Loan at any time, such amount so repaid may not be re-borrowed. The Term Loan shall be subject to all terms and conditions set forth in all of the Loan Documents, which terms and conditions are incorporated herein. Notwithstanding anything to the contrary contained in this Section 2.1, no Lender will be required or have any obligation to make any extensions of credit hereunder if a Default then exists or could reasonably be expected to result by virtue of the making thereof. Notwithstanding anything to the contrary contained herein, in no event shall the Lenders be obligated to make to the Company, or the Company be entitled to borrow or receive from the Lenders, any loans, advances or extensions of credit hereunder other than the Term Loan.

(d) Amendment of Section 4.4(a) of the Existing Loan Agreement. Section 4.4(b) of the Existing Loan Agreement is hereby amended as of the Third Amendment Effective Date, by deleting the words “…but not less than all (unless prior written consent of the Company is obtained)…” and replacing the same with the words “…or any portion…” in the first sentence of such Section.

(e) Amendment of Section 4.4(b) of the Existing Loan Agreement. Section 4.4(b) of the Existing Loan Agreement is hereby amended as of the Third Amendment Effective Date, by adding the following language immediately at the end thereof:

Notwithstanding anything herein to the contrary, each Tranche C Lender’s conversion rights under this Section 4.4 shall be suspended until the date on which the Company has obtained Stockholder Approval. The Company will, at its sole cost and expense, file a preliminary proxy statement to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date after the date hereof and shall hold such special meeting (or annual meeting, as the case may be) as soon as possible thereafter, but in no event later than sixty (60) days after the date hereof, for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every three months thereafter to seek Stockholder Approval until the date Stockholder Approval is obtained.

(f) Amendment of Section 4.4 of the Existing Loan Agreement. Section 4.4 of the Existing Loan Agreement is hereby amended as of the Third Amendment Effective Date, by adding the following new Section 4.4(f) immediately at the end thereof following Section 4.4(e):

(f) Beneficial Ownership Blocker. The Company shall not effect any conversion of the Tranche C Term Loan of any Tranche C Lender, and a Tranche C Lender shall not have the right to convert any portion of its Tranche C Term Loan, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Tranche C Lender (together with the Tranche C Lender’s Affiliates, and any Persons acting as a group together with the Tranche C Lender or any of the Tranche C Lender’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Tranche C Lender and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the portion of such Tranche C Lender’s Tranche C Term Loan with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of such Tranche C Lender’s Tranche C Term Loan beneficially owned by the Tranche C Lender or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Tranche C Lender or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4.4(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4.4(f) applies, the determination of whether the Tranche C Term Lender’s Tranche C Term Loan is convertible (in relation to other securities owned by the Tranche C Lender together with any Affiliates) and of which principal amount of such Tranche C Lender’s Tranche C Term Loan is convertible shall be in the sole discretion of such Tranche C Lender, and the submission of a Notice of Conversion shall be deemed to be the Tranche C Lender’s determination of whether its Tranche C Term Loan may be converted (in relation to other securities owned by the Tranche C Lender together with any Affiliates) and which principal amount of such Tranche C Lender’s Tranche C Term Loan is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Tranche C Term Lender will be deemed to represent to the Company each time it delivers a Notice of Conversion, that such Notice of Conversion has not violated the restrictions set forth in this Section 4.4(f) and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4.4(f), in determining the number of outstanding shares of Common Stock, the Tranche C Lender may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Tranche C Lender, the Company shall within two Trading Days confirm orally and in writing to the Tranche C Lender, the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Tranche C Lender’s Tranche C Term Loan, by the Tranche C Lender or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Tranche C Term Loan by the Tranche C Lender. Each Tranche C Lender, upon not less than 61 days’ prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 4.4(f) to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of such Tranche C Lender’s Tranche C Term Loan. In all events, the provisions of this Section 4.4(f) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. Each Tranche C Lender may also decrease esethe Beneficial Ownership Limitation provisions of this Section 4.4(e) solely with respect to such Tranche C Lender’s Tranche C Term Loan at any time, which decrease shall be effective immediately upon delivery of notice to the Company. The Beneficial Ownership Limitation provisions of this Section 4.4(f) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(f) to correct any portion which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 4.4(f) shall apply to a successor Tranche C Lender.

(g) Amendment of Section 4.6 of the Existing Loan Agreement. Section 4.6 of the Existing Loan Agreement is hereby amended and restated in its entirety as of the Third Amendment Effective Date, to read in full as follows:

4.6 Unregistered Shares/Registration Rights.

(a) The AGENT AND THE Lenders acknowledge and agree that the shareS of Common Stock into which the Accreted Principal Amount of each such Lender’s Term Loan are convertible hereunder, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLEY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

(b) On or before February 5, 2021, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith); provided, however, that no holder shall be required to be named as an “underwriter” without such holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 4.6(c)) to be declared effective by the Commission under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement that are issued or issuable upon the conversion of the Tranche C Term Loan (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a trading day. The Company shall promptly notify the holders via facsimile or by e-mail of the effectiveness of a Registration Statement within one trading day after the trading day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. (New York City time) on the trading day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.

(c) Notwithstanding the registration obligations set forth in Section 4.6(b), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(d) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

i. first, the Company shall reduce or eliminate any securities to be included other than Registrable Securities arising from or relating to the conversion of the Tranche C Term Loan; and

ii. second, the Company shall reduce Registrable Securities represented by shares of Common Stock to the holders on a pro rata basis based on the total number of unregistered Shares held by such holders.

In the event of a cutback hereunder, the Company shall give each holder at least five (5) trading days prior written notice along with the calculations as to such holder’s allotment. In the event the Company amends the initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement as amended.

(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any holder or affiliate of a holder as any Underwriter without the prior written consent of such holder.

(g) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4.6 with respect to the Registrable Securities of the Lenders that the Lenders shall furnish to the Company such information regarding each of them, the Registrable Securities held by each of them, and the intended method of disposition of such securities as is reasonably required to effect the registration of the Lenders’ Registrable Securities.

(h) All expenses (other than underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Lender (collectively, “Selling Expenses”)) incurred in connection with registrations, filings, or qualifications pursuant to Section 4.6, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company shall be borne and paid by the Company.

(i) The Lenders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.6.

(j) If any Registrable Securities are included in a registration statement under this Section 4.6:

(i) To the extent permitted by law, each of the Lenders (severally and not jointly or jointly and severally; referred to herein as an “Indemnifying Lender”)) will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), and any controlling Person of any such underwriter, against any Damages (defined below), in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Indemnifying Lender expressly for use in connection with such registration; and such Indemnifying Lender will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 4.6(g) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Indemnifying Lender, which consent shall not be unreasonably withheld. For purposes of this Section 4.6, “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Securities Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

(ii) Promptly after receipt by an indemnified party under this Subsection 4.6(g) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 4.6(g), give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

(iii) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(k) Notwithstanding any provision of this Section 4.6 to the contrary, in no event shall the Company be obligated to take any action pursuant to Section 4.6(b), (c), (d) or (e) hereof if such action could reasonably be expected to adversely affect the rights of the purchasers under that certain Registration Rights Agreement dated as of December 14, 2020 between the Company and the persons identified therein as Purchasers.

(h) Amendment of Schedule 1.1 of the Existing Loan Agreement. Schedule 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety as of the Third Amendment Effective Date, to read in full as set forth on Exhibit A attached hereto.

4. Joinder. Each of the Tranche C Lenders identified on Schedule 1.1, as amended by this Third Amendment and attached hereto as Exhibit A, shall upon execution and delivery of this Third Amendment, become Lenders under the Loan Agreement and the other Loan Documents, entitled to all of the benefits and subject to all of the obligations and undertakings, of a Lender under the Loan Agreement and the other Loan Documents, to the extent of their respective several (and not joint and several) Tranche C Commitments, as Tranche C Lenders with respect to the Tranche C Term Loan.

5. Representations and Warranties. The Company hereby represents and warrants to Agent and Lenders as follows:

(a) The execution, delivery and performance of this Third Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable.

(b) On and as of the Third Amendment Effective Date, all representations and warranties contained in the Existing Loan Agreement and in each other Loan Document are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

6. Conditions to Effectiveness.

(a) The Third Amendment shall become effective as of the Third Amendment Effective Date upon the satisfaction of all of the following conditions:

(i) the Company shall have delivered to Agent an original (or electronic original via .pdf format) of this Third Amendment, duly executed by the Company; and

(ii) each of the representations and warranties contained in this Third Amendment shall be true, correct and accurate as of the Third Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

(b) The parties hereto specifically acknowledge and agree that: (i) the execution and delivery of this Third Amendment shall not be deemed to create a course of dealing or otherwise obligate Agent or Lenders to execute similar agreements under the same, similar or different circumstances in the future; and (ii) neither Agent nor any Lender has any obligation to further amend provisions of, or waive compliance with or consent to a departure from the requirements of, the Loan Agreement or any of the other Loan Documents. Except as expressly amended pursuant hereto, the Loan Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects, and the Collateral described in the Loan Documents shall continue to secure the Lender Indebtedness.

7. No Waiver. Except as expressly provided herein, the execution and delivery of this Third Amendment shall not: (i) constitute an extension, modification, or waiver of any term or aspect of the Loan Agreement or the other Loan Documents; (ii) extend the terms of the Loan Agreement or the due date of any of the Lender Indebtedness; (iii) give rise to any other obligation on the part of Agent or the Lenders to extend, modify or waive any term or condition of the Loan Agreement or any of the other Loan Documents; or (iv) give rise to any defenses or counterclaims to the right of Agent or the Lenders to compel payment of the Lender Indebtedness or to otherwise enforce their rights and remedies under the Loan Agreement and the other Loan Documents.

8. General Release. On and as of the Third Amendment Effective Date and in consideration of the agreements set forth herein, the Company, on behalf of itself and its successors and assigns, does hereby agree as follows (the “General Release”):

(a) Each such Person does hereby release, acquit and forever discharge Agent and each Lender, all of Agent’s and each Lender’s predecessors-in-interest, and all of Agent’s and each Lender’s past and present officers, directors, managers, members, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated (each of the foregoing, a “Claim” and collectively, the “Claims”), each as though fully set forth herein at length, that the Company, any guarantor or any of their respective successors or assigns now has or may have as of the Third Amendment Effective Date in any way arising out of, connected with or related to any or all of the transactions contemplated by the Loan Documents (including this Third Amendment) or any of them or any provision or failure to provide credit or other accommodations to the Company or any other Person under the Loan Documents (including this Third Amendment) or any of them or any other agreement, document or instrument referred to, or otherwise related to, any or all of the Loan Documents (including this Third Amendment) or any of them (each, a “Released Claim” and, collectively, the “Released Claims”).

9. General Provisions.

(a) This Third Amendment shall be binding upon and inure to the benefit of the parties to the Loan Agreement and their respective successors and assigns.

(b) This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by the other party thereto either in the form of an executed original or an executed original sent by facsimile or electronic transmission to be followed promptly by mailing of a hard copy original, and that receipt by Agent of an electronically or telefacsimile document purportedly bearing the signature of any party hereto and shall bind such party with the same force and effect as the delivery of a hard copy original.

(c) This Third Amendment contains the entire and exclusive agreement of the parties to the Loan Agreement with reference to the matters referred to herein. This Third Amendment supersedes all prior drafts and communications with respect hereto. This Third Amendment may not be amended except in accordance with the provisions of the Loan Agreement.

(d) Section 14 of the Existing Loan Agreement, as amended hereby, is incorporated herein by this reference and made applicable as if set forth herein in full, mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the Third Amendment Effective Date.

BLONDER TONGUE LABORATORIES, INC.,
a Delaware corporation

By:
Eric Skolnik, Senior Vice President & Chief Financial Officer

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

AGENT:

ROBERT J. PALLÉ, as Agent

TRANCHE A LENDER:

ROBERT J. PALLÉ, as a Lender

CAROL M. PALLÉ, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

LIVEWIRE VENTURES, LLC

EDWARD R. GRAUCH, PRESIDENT, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

MIDATLANTIC IRA, LLC FBO STEVEN L. SHEA IRA

LISA GOODNOUGH, AGENT, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

ANTHONY BRUNO, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE A LENDER:

STEPHEN K. NECESSARY, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE B LENDER:

RONALD V. ALTERIO, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE C LENDER:

CAVALRY FUND I LP

By
Thomas Walsh, Manager

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

TRANCHE C LENDER:

PORTER PARTNERS, L.P.

By
Jeffrey Porter, General Partner, as a Lender

Signature Page to Third Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder

Exhibit a

to THIRD Amendment to SENIOR SUBORDINATED

CONVERTIBLE Loan andSecurity Agreement

schedule 1.1

LENDERS; COMMITMENTS; PERCENTAGE SHARES1

Amounts set forth below are effective as of the Third Amendment Effective Date.

[1]	This Schedule is subject to change as and to the extent that Tranche B and/or Tranche C Lenders become Lenders hereunder by joinder.